SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Agreement") is entered into as of March 16, 2001 by and among RHEOMETRIC SCIENTIFIC, INC., a corporation organized under the laws of the State of Delaware ("RSI"), RHEOMETRIC SCIENTIFIC LIMITED, a company organized under the laws of England and Wales ("RSL"), RHEOMETRIC SCIENTIFIC FRANCE SARL, a limited liability company organized under the laws of France ("RSF"), RHEOMETRIC SCIENTIFIC GmbH, a corporation organized under the laws of Germany ("RSG"), and RHEOMETRIC SCIENTIFIC F.E. LTD., a corporation organized under the laws of Japan ("RSLFE") (each an "Existing Borrower" and collectively "Existing Borrowers"), PROTEIN SOLUTIONS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("PSI"), PROTEIN SOLUTIONS, INC., a corporation organized under the laws of the State of Virginia ("Protein Inc."), and PROTEIN SOLUTIONS LIMITED, a corporation organized under the laws of England and Wales ("Protein Ltd."), (each an "Additional Borrower" and collectively the "Additional Borrowers") (the Existing Borrowers and the Additional Borrowers shall hereinafter sometimes be referred to collectively as "Borrowers" and individually as "Borrower"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

         Whereas, the Existing Borrowers and PNC entered into a Revolving Credit, Term Loan and Security Agreement dated March 6, 2000, as amended by the First Amendment thereto dated August 31, 2000 (as may be further amended, the "Loan Agreement"); and

         Whereas, Borrowers and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement to include the Additional Borrowers as Borrowers.

         Now, therefore, in consideration of PNC's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)   MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

     (A) The definition of "Borrower" contained in Section 1.2 is hereby deleted and a new definition is substituted therefor to read as follows:


         "Borrower" or "Borrowers" shall have the meaning set forth in the preamble to this Agreement and shall also include PSI, Protein Inc. and Protein Ltd. and shall extend to all permitted successors and assigns of such Persons.

     (B) Exhibits 2.1(a) and 2.4(a) are hereby deleted and replaced by new Exhibits 2.1(a) and 2.4(a) attached hereto.

     (C) Schedules 1.1, 1.2, 4.5, 4.15(c),  4.19, 5.2(a), 5.2(b), 5.4, 5.6, 5.7,
     5.9 and 7.8 are hereby deleted and replaced with new Schedules 1.1, 1.2, 4.5, 4.15(c), 4.19, 5.2(a), 5.2(b), 5.4, 5.6, 5.7, 5.9 and 7.8.

3)   ACKNOWLEDGMENTS. Borrowers acknowledge and represent that:

     (A) the Loan Agreement and other Loan Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

     (B) to the best of their knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the other Loan Documents has occurred;

     (C) all representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

     (D) Borrowers have taken all necessary action to authorize the execution and delivery of this Agreement; and

     (E) this Agreement is a modification of an existing obligation and is not a novation.

4) PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to provide the Bank with the information and documentation set forth on the Closing Agenda and Document List attached hereto as Schedule A.

5) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

6) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

ATTEST:                                RHEOMETRIC SCIENTIFIC, INC.


By:/s/                                 By:/s/ Joseph Musanti
------------------------                  ---------------------------
Name:                                     Name:  JOSEPH MUSANTI
Title:                                    Title:  Vice President


ATTEST:                                RHEOMETRIC SCIENTIFIC LIMITED


By:/s/                                 By:/s/ Joseph Musanti
------------------------                  ---------------------------
Name:                                     Name:  JOSEPH MUSANTI
Title:                                    Title: Director

                                       RHEOMETRIC SCIENTIFIC FRANCE SARL


                                       By:/s/ Joseph Musanti
                                          ----------------------------
                                          Name: JOSEPH MUSANTI
                                          Title: Manager


                                       RHEOMETRIC SCIENTIFIC GmbH


                                       By:/s/ Joseph Musanti
                                          ---------------------------
                                          Name: JOSEPH MUSANTI
                                          Title: Under Power of Attorney from
                                          Manfred Herzog, Managing Director


                                       RHEOMETRIC SCIENTIFIC F.E. LTD.


                                       By:/s/ Joseph Musanti
                                          ---------------------------
                                          Name: JOSEPH MUSANTI
                                          Title: Chairman and Representative
                                          Director


ATTEST:                                PROTEIN SOLUTIONS HOLDINGS, INC.


BY: /s/                                By: /s/ Robert P. Collins, Jr.
   ---------------------                  ---------------------------
       Name:                              Name:  ROBERT P. COLLINS, JR.
       Title:                             Title: Vice President


ATTEST:                                 PROTEIN SOLUTIONS, INC.

BY:/s/                                 By: /s/ Robert P. Collins, Jr.
   ---------------------                   --------------------------
       Name:                               Name:  ROBERT P. COLLINS, JR.
       Title:                              Title: Vice President


                                        PROTEIN SOLUTIONS LIMITED

                                        By: /s/ Mark F. Callaghan
                                           --------------------------
                                           Name:  MARK F. CALLAHAN
                                           Title: Director


                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Lender and as Agent


                                        By:/s/ Michelle Stanley-Nurse
                                           --------------------------
                                           Name: MICHELLE STANLEY-NURSE
                                           Title:  Vice President


                                       3